<SEQUENCE>5
<FILENAME>rcert322-093003.txt
                                                                Exhibit 32.2



                          CERTIFICATION PURSUANT TO
                                 18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



               In connection with the Quarterly Report of Uptowner Inns, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ David Robinson
Chief Financial Officer
November 12, 2003